EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Blue Water Petroleum Corp. (the “Company”) on Form 10-K for the period ended July 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”),  I, Thomas Hynes, Chief Executive Officer of our Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                 The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of our Company.

Dated: November 4, 2013	By: /s/ Thomas Hynes
Thomas Hynes Chief Executive Officer and Director
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Blue Water Petroleum Corp. and will be retained by Blue Water Petroleum Corp. and furnished to the Securities and Exchange Commission or its staff upon request.